EXHIBIT 10.44.3


                              PanAmSat Corporation
                               One Pickwick Plaza
                          Greenwich, Connecticut 06820






August 31, 1998



Mr. Frederick A. Landman
President and Chief Executive Officer
PanAmSat Corporation
One Pickwick Plaza
Greenwich, Connecticut 06820

                  Re:  Modification of Employment Agreement

Dear Fred:

                  Reference is made to that certain Employment Agreement, dated May 15, 1997, as modified on March 6, 1998 (the "Agreement"), between you and PanAmSat Corporation. This letter will confirm our mutual agreement to the following amendment:

                  1. In the third line of paragraph 7(d) on page 8:

                     ~ delete the date "November 15, 1998," and

                     ~ substitute in lieu thereof the date
                       "December 31, 1998,"

                  2. In the fourth line of paragraph 7(d) on page 8:

                     ~ delete the number "60," and

                     ~ substitute in lieu thereof the number "30,"

                  Except as amended hereby, the Agreement remains in full force and effect.

                  If the foregoing is acceptable to you, please indicate your agreement to this amendment by signing and returning the enclosed copy of this letter.

                                              Sincerely,



                                              By:    Michael T. Smith
                                                 ------------------------
                                                 Michael T. Smith
                                                 Chairman of the Board



Agreed to:



  Frederick A. Landman
-------------------------
Frederick A. Landman